--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                             BOYAR VALUE FUND, INC.
                             ----------------------


                               SEMI-ANNUAL REPORT
                                  June 30, 2002
                                   (Unaudited)


                                  Fund Manager
                                  ------------
                     LADENBURG THALMANN FUND MANAGEMENT INC.
                               590 Madison Avenue
                               New York, NY 10022


          Investment Adviser                         Administrator
          ------------------                         -------------
     BOYAR ASSET MANAGEMENT, INC.            INTEGRATED FUND SERVICES, INC.
        35 East 21st Street                      221 East Fourth Street
        New York, NY 10010                              Suite 300
          1-212-995-8300                          Cincinnati, OH 45202
                                                      1-800-266-5566

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 July 31, 2002

Dear Boyar Value Fund Shareholder:

PERFORMANCE RESULTS
-------------------

o After gaining 15.31% in calendar 2001, Boyar Value Fund turned a negative performance for the first six months of the current year declining 4.34% (before sales loads, if applicable). In fact all the widely followed averages were in the red for the first half of the year, with the NASDAQ recording the worst results, losing 24.84%, followed by the S&P 500 which dropped 13.16%.

                     SIX MONTHS ENDED JUNE 30, 2002 RESULTS
                     --------------------------------------

BOYAR VALUE FUND      RUSSELL 2000 INDEX      DJIA      S&P 500     NASDAQ COMP.
----------------      ------------------      ----      -------     ------------
    -4.34%                 -4.70%            -6.91%     -13.16%       -24.84%

                          AVERAGE ANNUAL TOTAL RETURNS
                          ----------------------------
                                                                         SINCE
                                                                       INCEPTION
FOR THE PERIODS ENDED JUNE 30, 2002                1 YEAR    3 YEAR    (5/5/98)
--------------------------------------------------------------------------------
BOYAR VALUE FUND:
   At NAV                                           -3.89%     5.73%     6.84%
   With Sales Charge*                               -8.70%     3.95%     5.52%
   After taxes on distributions*                     9.53%    10.04%     7.38%
   After taxes on distributions
      and the sale of Fund shares*                   5.86%     8.32%     6.13%
RUSSELL 2000 INDEX                                  -8.60%     1.67%     0.32%
S&P 500 INDEX                                      -17.99%    -9.18%    -1.68%
LIPPER MULTI CAP VALUE CATEGORY                    -10.21%    -1.75%     2.48%

*Net of maximum sales charge of 5.00%.

A LOOK BACK AT THE FIRST SIX MONTHS OF 2002 AND SOME THOUGHTS ABOUT MR. MARKET.
-------------------------------------------------------------------------------

o After posting positive returns during the first quarter, the market turned negative in the second quarter, with a number of the leading indices suffering their worst performance in recent memory.

o Major stock indices haven't had an up year since 1999. We believe it is now quite possible that they could suffer a third down year in a row, something that hasn't happened since 1941, sixty years ago when the world was at war and memories of the depression were fresh.

o The Dow Jones Industrial Average with its many manufacturing stocks has suffered less than most indices falling 10.7% in the second quarter. Still, as second quarters go, it was a bad one - the worst percentage loss the Dow Jones Industrial Average has logged for a second quarter since 1970, according to the Wall Street Journal's market-data group.

o The NASDAQ's drop of 21% in the second quarter was its worst second-quarter performance since the index was created in 1971. The six-month drop in NASDAQ Composite, dominated by beleaguered technology stocks is the index's worst start to a year ever.

o We believe most investors have a pretty good record of doing exactly the wrong thing at the wrong time. The reason is simple: Fear and greed rule markets and those affected are usually the last discern when the pendulum has shifted from one extreme to the other.

o When the NASDAQ approached and briefly exceeded 5,000, investors were giddy, fearless and for the most part unwilling to listen to anyone that predicted a market meltdown was on the horizon.

o Now that the meltdown has occurred and the stock market has lost more than $6 trillion according to Wilshire Associates, suitable culprits seem to emerge every day: Accountants and executives who cooked the books, insiders trading on information not readily available to the public, and brokerage houses that issued misleading reports. The "blame-game" is not unusual. It occurs after each market bubble bursts and is invariably followed by new laws and regulations intended to prevent the next mania.

o As the market purges itself of the excesses of a vastly over valued condition, investors are fleeing en masse. The question is, will time once again prove the masses wrong? We believe the answer is yes. The current bear market has lasted 27 months, quite lengthy for a bear market. Since the 1920's there hasn't been a bear market longer than 37 months. On a more fundamental level, our investment approach involves looking carefully at individual companies in order to spot investment opportunities. We are beginning to see such opportunities today.

o Most importantly and with rare exception we believe that every bursted bubble has presented investors with a unique entry point to purchase a class of assets at bargain prices - it will be no different this time around.

o We believe it is time in the market, not market timing, which counts. It is often in times of uncertainty that the greatest rewards are garnered, and investors who stay on the sidelines often kick themselves later due to missed opportunities.

o We cannot make any promises regarding future results, but we do promise to continue to work hard to invest your money in a prudent manner and remain faithful to our research intensive, value-driven investment philosophy. We believe the longer your investment time horizon, the greater the probability you will capture a satisfactory return.

BOYAR VALUE FUND PHILOSOPHY GOALS
---------------------------------

o The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value. We will not, and never have, invested in fads or gimmicks such as the Internet.

o Furthermore, a substantial number of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts' earnings expectations.

o Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand, we believe that it does create a "margin of safety," since most of these companies have plummeted in value by such a margin that most of the downside risk has been significantly reduced.

o Over an investment time horizon of three to five years, it is our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

o By utilizing this long-term "Buy and Hold" strategy it allows capital to compound without the return-eroding effect of commissions and capital gains taxes. Such an orientation may sound stodgy, but we firmly believe this approach is as important to investment success as picking the right stocks at the right price and at the right time.

o The competition to capture mutual fund assets is quite fierce. Most all of the large mutual fund families have considerable sales forces and extensive marketing budgets. In many instances, no matter how great your track record, in order to be on the preferred list of funds for full-service brokers you have to make a fairly significant up front payment, an arrangement known as revenue sharing. Since Boyar Value Fund currently does not utilize any of these tactics we are counting on good performance and referrals to grow. We would appreciate telling your friends and business associates about the Boyar Value Fund.

If you have any questions please do not hesitate to call (212) 995-8300.

                                             Very truly yours,

                                             Mark A. Boyar
                                             Chief Investment Officer

Past performance is not a guarantee of future results.

Pursuant to a written contract, the Investment Manager, the Adviser and the Distributor have agreed to waive a portion of their fees and reimburse certain expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.75% of average daily net assets. Without these waivers and reimbursements, the Fund's performance may be lower.

Claymore Securities, Inc., 210 North Hale, Wheaton, Illinois 60187, distributes the Fund.

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2002
                                   (Unaudited)

ASSETS
   Investment securities:
      At cost                                                      $ 13,281,398
                                                                   ============
      At market value                                              $ 13,610,886
   Accrued income                                                         4,312
   Receivable for capital shares sold                                   357,398
   Organization expenses, net                                            14,817
   Other assets                                                          11,330
                                                                   ------------
      TOTAL ASSETS                                                   13,998,743
                                                                   ------------

LIABILITIES
   Payable for securities purchased                                     213,811
   Payable for capital shares redeemed                                   44,193
   Payable to Adviser                                                    15,733
   Payable to Affiliates                                                  4,786
   Other accrued expenses and liabilities                                 3,835
                                                                   ------------
      TOTAL LIABILITIES                                                 282,358
                                                                   ------------

NET ASSETS                                                         $ 13,716,385
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital                                                    $ 12,913,649
Accumulated net investment loss                                         (33,551)
Accumulated net realized gains from security transactions               506,799
Net unrealized appreciation on investments                              329,488
                                                                   ------------
NET ASSETS                                                         $ 13,716,385
                                                                   ============

Shares of beneficial interest outstanding (1,000,000,000
   shares authorized, $0.001 par value)                               1,074,068
                                                                   ============

Net asset value and redemption price per share (a)                 $      12.77
                                                                   ============

Maximum offering price per share                                   $      13.44
                                                                   ============

(a)  Redemption price per share varies by length of time held.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                             STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 2002
                                   (Unaudited)

INVESTMENT INCOME
   Dividends                                                         $   41,907
   Interest                                                              36,751
                                                                     ----------
      TOTAL INVESTMENT INCOME                                            78,658
                                                                     ----------

EXPENSES
   Investment advisory fees                                              32,042
   Management fees                                                       32,042
   Distribution expenses                                                 32,325
   Registration fees                                                     15,885
   Directors' fees and expenses                                          15,024
   Accounting services fees                                              12,000
   Administrative services fees                                           9,613
   Amortization of organization expenses                                  8,890
   Transfer agent fees                                                    7,482
   Insurance expense                                                      5,098
   Professional fees                                                      4,315
   Shareholder report costs                                               4,002
   Custodian fees                                                         3,583
   Postage and supplies                                                   3,091
   Other expenses                                                           742
                                                                     ----------
      TOTAL EXPENSES                                                    186,134
   Fees waived and expenses reimbursed by
      the Adviser/Manager                                               (73,925)
                                                                     ----------
      NET EXPENSES                                                      112,209
                                                                     ----------

NET INVESTMENT LOSS                                                     (33,551)
                                                                     ----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                        355,387
   Net change in unrealized appreciation/
      depreciation on investments                                      (933,535)
                                                                     ----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                      (578,148)
                                                                     ----------

NET DECREASE IN NET ASSETS FROM OPERATIONS                           $ (611,699)
                                                                     ==========

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                             For the Six     For the Year
                                                             Months Ended       Ended
                                                            June 30, 2002    December 31,
                                                             (Unaudited)         2001
                                                             ------------    ------------
FROM OPERATIONS
   Net investment loss                                       $    (33,551)   $    (11,462)
   Net realized gains from security transactions                  355,387         255,459
   Net change in unrealized appreciation/
      depreciation on investments                                (933,535)        913,759
                                                             ------------    ------------
Net increase (decrease) in net assets from operations            (611,699)      1,157,756
                                                             ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                          --            (255)
   From net realized gains                                             --          (2,435)
                                                             ------------    ------------
Total distributions                                                    --          (2,690)
                                                             ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                    2,886,624       6,480,853
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                     1           2,618
   Payments for shares redeemed                                (1,013,572)     (1,558,696)
                                                             ------------    ------------
Net increase in net assets from capital share transactions      1,873,053       4,924,775
                                                             ------------    ------------

TOTAL INCREASE IN NET ASSETS                                    1,261,354       6,079,841

NET ASSETS
   Beginning of period                                         12,455,031       6,375,190
                                                             ------------    ------------
   End of period                                             $ 13,716,385    $ 12,455,031
                                                             ============    ============

CAPITAL SHARE ACTIVITY
   Sold                                                           217,524         505,214
   Reinvested                                                           0(a)          196
   Redeemed                                                       (76,437)       (122,894)
                                                             ------------    ------------
   Net increase in shares outstanding                             141,087         382,516
   Shares outstanding, beginning of period                        932,981         550,465
                                                             ------------    ------------
   Shares outstanding, end of period                            1,074,068         932,981
                                                             ============    ============

(a)  Share amount rounds to less than 1.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

           Selected Per Share Data and Ratios for a Share Outstanding
                             Throughout Each Period

                                                 Six Months
                                                   Ended             Year             Year             Year           Period
                                                  June 30,          Ended            Ended            Ended            Ended
                                                   2002          December 31,     December 31,     December 31,     December 31,
                                                (Unaudited)          2001             2000             1999           1998 (a)
                                                ------------     ------------     ------------     ------------     ------------
Net asset value at beginning of period          $      13.35     $      11.58     $      11.09     $       9.72     $      10.00
                                                ------------     ------------     ------------     ------------     ------------

Income (loss) from investment operations:
   Net investment income (loss)                        (0.03)           (0.01)            0.03             0.01             0.03
   Net realized and unrealized gains
      (losses) on investments                          (0.55)            1.78             0.76             1.37            (0.28)
                                                ------------     ------------     ------------     ------------     ------------
Total from investment operations                       (0.58)            1.77             0.79             1.38            (0.25)
                                                ------------     ------------     ------------     ------------     ------------


Less distributions:
   From net investment income                             --            (0.00)(b)        (0.03)           (0.01)           (0.03)
   From net realized gains on investments                 --            (0.00)(b)        (0.27)              --               --
                                                ------------     ------------     ------------     ------------     ------------
Total distributions                                       --            (0.00)           (0.30)           (0.01)           (0.03)
                                                ------------     ------------     ------------     ------------     ------------


Net asset value at end of period                $      12.77     $      13.35     $      11.58     $      11.09     $       9.72
                                                ============     ============     ============     ============     ============

Total return(c)                                       (4.34%)(d)       15.31%            7.10%           14.24%           (2.46%)(d)
                                                ============     ============     ============     ============     ============

Net assets at end of period                     $ 13,716,385     $ 12,455,031     $  6,375,190     $  4,134,644     $  1,415,827
                                                ============     ============     ============     ============     ============

Ratio of gross expenses to
   average net assets(e)                               2.90%(f)         2.85%            3.95%            5.28%           13.19%(f)

Ratio of net expenses to average net assets            1.75%(f)         1.75%            1.75%            1.75%            1.75%(f)

Ratio of net investment income
   (loss) to average net assets                       (0.52%)(f)       (0.12%)           0.30%            0.15%            0.66%(f)

Portfolio turnover rate                                  21%(f)           17%              42%               8%               0%

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.
(b)  Amount rounds to less than $0.01.
(c)  Total returns shown exclude the effect of applicable sales loads.
(d)  Not annualized.
(e) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(f)  Annualized.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                   (Unaudited)

                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               -----
               COMMON STOCKS -- 61.9%
               CONSUMER, CYCLICAL -- 31.5%
      7,000    AOL Time Warner, Inc. (a)                            $   102,970
     11,500    Cablevision Systems Corp. - Class A (a)                  108,790
      4,000    Cablevision Systems Corp. (Rainbow Media Group) -
                  Class A (a)                                            35,000
     10,500    Carnival Corp. - Class A                                 290,745
      6,000    CVS Corp.                                                183,600
      1,500    Dow Jones & Co., Inc.                                     72,675
      6,000    Ethan Allen Interiors, Inc.                              211,560
     56,300    Hanover Direct, Inc. (a)                                  13,512
      9,000    Hasbro, Inc.                                             122,040
     30,100    Hilton Hotels Corp.                                      418,389
     14,000    IHOP Corp. (Int'l House of Pancakes) (a)                 412,300
      8,000    Mattel, Inc.                                             168,080
      5,000    Meredith Corp.                                           191,750
     10,000    MGM Mirage (a)                                           337,500
     20,600    Midas, Inc.                                              257,706
      4,000    Neiman Marcus Group, Inc.                                138,800
     14,100    Playboy Enterprises - Class B (a)                        179,775
      4,500    Regis Corp.                                              121,586
     42,100    Spiegel, Inc.                                             34,943
     15,100    Toys R Us, Inc.                                          263,797
      4,153    Viacom, Inc. - Class B                                   184,269
     11,340    Vivendi Universal SA - ADR                               243,810
     12,500    Walt Disney Company                                      236,250
                                                                   ------------
                                                                      4,329,847
                                                                   ------------

               CONSUMER, NON-CYCLICAL -- 5.7%
      5,000    Bristol-Myers Squibb Co.                                 128,500
      5,000    Cendant Corp. (a)                                         79,400
      2,200    IMS Health, Inc.                                          39,490
     24,000    PepsiAmericas, Inc.                                      358,560
      8,500    Tupperware Corp.                                         176,715
                                                                   ------------
                                                                        782,665
                                                                   ------------

               FINANCIAL SERVICES -- 12.3%
      2,000    American Express Co.                                      72,640
      4,500    Banc One Corp.                                           173,160
      2,500    Bank of New York Co., Inc.                                84,375
      7,300    Citigroup, Inc.                                          282,875
     17,900    Covest Bancshares, Inc.                                  402,034
      7,500    Hudson United Bancorp                                    214,200
      9,250    JP Morgan Chase & Co.                                    313,760
      2,200    Lehman Brothers Holdings, Inc.                           137,544
                                                                   ------------
                                                                      1,680,588
                                                                   ------------

                             BOYAR VALUE FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                   (Unaudited)

                                                                        MARKET
   SHARES                                                               VALUE
   ------                                                               -----
               INDUSTRIAL -- 4.1%
     18,700    Aviall, Inc.(a)                                     $    261,800
      8,000    Diebold, Inc.                                            297,920
                                                                   ------------
                                                                        559,720
                                                                   ------------

               TECHNOLOGY -- 6.4%
     19,000    CDI Corp. (a)                                            618,450
      3,000    Comcast Corp. - Class A                                   70,290
      4,400    Cross (A.T.) Co. - Class A                                33,000
      8,000    DSP Group, Inc. (a)                                      156,800
         10    Synavant, Inc.                                                14
                                                                   ------------
                                                                        878,554
                                                                   ------------

               UTILITIES -- 1.9%
      3,000    Alltel Corp.                                             141,000
     11,600    AT&T Corp.                                               124,120
                                                                   ------------
                                                                        265,120
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $8,167,006)               $  8,496,494
                                                                   ------------

    PAR
    ---

               U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 33.5%
$ 2,600,000    Federal Home Loan Mortgage Corp.,
                  due 07/03/02, Zero Coupon                        $  2,599,766
  2,000,000    Federal Home Loan Mortgage Corp.,
                  due 07/16/02, Zero Coupon                           1,998,591
                                                                   ------------
               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $4,598,357)                                   $  4,598,357
                                                                   ------------

  SHARES
  ------
               MONEY MARKETS-- 3.8%
    516,035    First American Treasury (Cost $516,035)             $    516,035
                                                                   ------------

               TOTAL INVESTMENT SECURITIES -- 99.2%                $ 13,610,886
               (Cost $13,281,398)

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%            105,499
                                                                   ------------

               NET ASSETS-- 100.0%                                 $ 13,716,385
                                                                   ============

(a)  Non-income producing security.
ADR - American Depository Receipt.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2002
                                   (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES

Boyar Value Fund, Inc. (the Fund), is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended, (the 1940 Act), and was incorporated on February 28, 1997 under the laws of the State of Maryland. The Fund was capitalized on November 19, 1997, when the initial 10,000 shares of the Fund were purchased at $10.00 per share. Except for the initial purchase of shares, the Fund had no operations prior to the commencement of operations on May 5, 1998.

The Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund's investment adviser to be intrinsically undervalued.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at their closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at their closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors. Investments in investment companies are valued at their respective net assets values as reported by such companies. The differences between cost and market values of investments are reflected as either unrealized appreciation or depreciation.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. Effective May 1, 2000, the maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 5.26% of net asset value (or 5.00% of the offering price) and a contingent deferred sales charge of 1.00% if redeemed within a one-year period from the date of purchase. The redemption price per share is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2002
                                   (Unaudited)

determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the following periods were as follows:

                                             Six Months
                                               Ended       Year Ended
                                              June 30,    December 31,
                                                2002          2001
                                                ----          ----

     From ordinary income                      $   --        $  255
     From long-term capital gains                  --         2,435
                                               ------        ------
                                               $   --        $2,690
                                               ======        ======

As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

     Cost of portfolio investments                  $ 13,294,197
                                                    ============
     Gross unrealized appreciation                     1,607,343
     Gross unrealized depreciation                    (1,290,654)
     Accumulated ordinary  loss                          (33,551)
     Undistributed long-term gain                        519,598
                                                    ------------
        Accumulated earnings                        $    802,736
                                                    ============

The difference between book basis and tax-basis net unrealized appreciation is attributable primarily to the

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2002
                                   (Unaudited)

tax deferral of losses on wash sales.

2.   INVESTMENT TRANSACTIONS

For the six months ended June 30, 2002, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,599,348 and $887,366, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board of Directors, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management Inc. (the Manager) is responsible for managing the daily business operations of the Fund. Boyar Asset Management, Inc. (the Adviser) provides continuous advisory services to the Fund and effective May 7, 2002, Claymore Securities, Inc. (the Distributor) acts as distributor of the Fund's shares. The Fund has employed Integrated Fund Services, Inc. (IFS) to provide administration, accounting and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, the Adviser or IFS.

MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board of Directors, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Investment Advisory Agreement with the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to a written contract, the Manager, the Adviser, and the Distributor have agreed to waive a portion of their management, advisory and distribution fees and reimburse certain expenses of the Fund to the extent necessary to limit the Fund's total annual operating expenses to 1.75% of the Fund's average daily net assets (the "expense limitation"). The Manager, the Adviser and the Distributor may subsequently recover reimbursed expenses and/or waived fees (within 2 years of being incurred) from the Fund to the extent that the Fund's expense ratio is less than the expense limitation. The Manager, the Adviser and the Distributor have agreed to maintain this expense limitation through April 30, 2003. The Manager waived its management fees of $20,800 and the Adviser waived its investment advisory fees of $20,800 for the six months ended June 30, 2002.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2002
                                   (Unaudited)

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related administrative and compliance services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from the Fund, based on current asset levels of the Fund, subject to a minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee from the Fund, based on current asset levels of the Fund, subject to a minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current asset levels, from the Fund. In addition, the Fund pays certain IFS out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
The Fund has adopted a Shareholder Servicing and Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to Claymore Securities, Inc., as a distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or IFS. For the six months ended June 30, 2002, the Fund incurred and the distributor subsequently waived $32,325 of distribution expenses under the Plan.

4.   RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

On August 12, 2002, a Special Meeting of Shareholders of the Boyar Value Fund was held to approve or disapprove a new management agreement between the Fund and the Fund's Manager. The total number of shares the Fund present by proxy represented 82.64% of the shares entitled to vote at the meeting. The proposal submitted to shareholders was approved with 850,041 shares voting in favor (which represents more than 82.45% of the shares present at the meeting), 4,934 shares voting against, and 176,026 shares abstaining.